EXHIBIT 99.1
                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; No PIF's; (less FHA/VA); '; AF30; '; '; mid
================================================================================


--------------------------------------------------------------------------------
Pool Summary                               COUNT               UPB            %
--------------------------------------------------------------------------------
Conforming                                   333    $58,419,212.00        44.23%
Non-Conforming                               140     73,653,644.00        55.77
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $132,072,855.43
Data as of Date: 2004-09-01
GROSS WAC: 6.0611%
NET WAC: 5.750%
% IO's: 7.56%
% SF/PUD: 82.92%
% FULL/ALT/DULP: 25.29%
% CASHOUT: 34.29%
% PURCHASE: 48.81%
% INVESTOR: 2.60%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 73.97%
% FICO > 679: 65.03%
% NO FICO: 0.00%
WA FICO: 704
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 48.49%
CALIFORNIA %: 31.62%
Latest Maturity Date: 20340801
Loans with Prepay Penalties: 48.49%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                               COUNT               UPB            %
--------------------------------------------------------------------------------
30 YR FXD                                    473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                           COUNT               UPB            %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                             4       $137,000.00         0.10%
$50,000.01 - $100,000.00                      64      5,151,885.00         3.88
$100,000.01 - $150,000.00                     83     10,581,930.00         7.98
$150,000.01 - $200,000.00                     76     13,559,882.00        10.22
$200,000.01 - $250,000.00                     48     10,991,212.00         8.29
$250,000.01 - $300,000.00                     28      7,762,868.00         5.85
$300,000.01 - $350,000.00                     36     11,876,125.00         8.96
$350,000.01 - $400,000.00                     32     12,121,579.00         9.14
$400,000.01 - $450,000.00                     27     11,533,400.00         8.70
$450,000.01 - $500,000.00                     18      8,545,103.00         6.44
$500,000.01 - $550,000.00                     16      8,479,425.00         6.39
$550,000.01 - $600,000.00                     16      9,278,800.00         7.00
$600,000.01 - $650,000.00                      8      5,052,400.00         3.81
$650,000.01 - $700,000.00                      1        691,000.00         0.52
$700,000.01 - $750,000.00                      6      4,410,750.00         3.33
$750,000.01 - $800,000.00                      1        790,000.00         0.60
$950,000.01 - $1,000,000.00                    3      2,954,750.00         2.23
$1,000,000.01 >=                               6      8,699,000.00         6.56
--------------------------------------------------------------------------------
Total:                                       473   $132,617,109.00       100.00%
--------------------------------------------------------------------------------
Minimum: $20,000.00
Maximum: $1,524,000.00
Average: $280,374.44
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                             COUNT               UPB            %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                             5       $184,234.00         0.14%
$50,000.01 - $100,000.00                      64      5,165,032.00         3.91
$100,000.01 - $150,000.00                     82     10,446,919.00         7.91
$150,000.01 - $200,000.00                     76     13,518,264.00        10.23
$200,000.01 - $250,000.00                     48     10,955,557.00         8.29
$250,000.01 - $300,000.00                     28      7,739,669.00         5.86
$300,000.01 - $350,000.00                     36     11,834,336.00         8.96
$350,000.01 - $400,000.00                     32     12,087,354.00         9.15
$400,000.01 - $450,000.00                     27     11,502,084.00         8.71
$450,000.01 - $500,000.00                     18      8,522,734.00         6.45
$500,000.01 - $550,000.00                     18      9,532,404.00         7.22
$550,000.01 - $600,000.00                     14      8,102,716.00         6.13
$600,000.01 - $650,000.00                      8      5,039,220.00         3.81
$650,000.01 - $700,000.00                      1        686,919.00         0.52
$700,000.01 - $750,000.00                      6      4,397,574.00         3.33
$750,000.01 - $800,000.00                      1        787,572.00         0.60
$950,000.01 - $1,000,000.00                    3      2,948,881.00         2.23
$1,000,000.01 >=                               6      8,666,725.00         6.56
--------------------------------------------------------------------------------
Total:                                       473   $132,118,193.00       100.00%
--------------------------------------------------------------------------------
Minimum: $19,919.72
Maximum: $1,516,694.15
Average: $279,319.65
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                 COUNT               UPB            %
--------------------------------------------------------------------------------
5.751% - 6.000%                              377    $83,351,677.00        63.11%
6.001% - 6.250%                               57     29,098,751.00        22.03
6.251% - 6.500%                               39     19,622,428.00        14.86
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
Minimum: 5.875%
Maximum: 6.420%
Weighted Average: 6.061%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                   COUNT               UPB            %
--------------------------------------------------------------------------------
5.251% - 5.500%                               68    $15,969,956.00        12.09%
5.501% - 5.750%                              319     71,830,000.00        54.39
5.751% - 6.000%                               63     32,107,685.00        24.31
6.001% - 6.250%                               23     12,165,214.00         9.21
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
Minimum: 5.500%
Maximum: 6.170%
Weighted Average: 5.750%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                  COUNT               UPB            %
--------------------------------------------------------------------------------
360 - 360                                    473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Sep 3, 2004 08:47              Page 1  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; No PIF's; (less FHA/VA); '; AF30; '; '; mid
================================================================================


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity          COUNT               UPB            %
--------------------------------------------------------------------------------
301 - 359                                    473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
Minimum: 351
Maximum: 359
Weighted Average: 356
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                  COUNT               UPB            %
--------------------------------------------------------------------------------
1 - 1                                         16     $6,619,000.00         5.01%
2 - 2                                         52     16,490,264.00        12.49
3 - 3                                        114     28,078,015.00        21.26
4 - 4                                        110     28,299,047.00        21.43
5 - 5                                        130     34,196,471.00        25.89
6 - 6                                         35     11,201,113.00         8.48
7 - 12                                        16      7,188,945.00         5.44
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
Minimum: 1
Maximum: 9
Weighted Average: 4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                COUNT               UPB            %
--------------------------------------------------------------------------------
540 - 549                                      1       $129,603.00         0.10%
570 - 579                                      4        847,198.00         0.64
580 - 589                                      2        355,124.00         0.27
590 - 599                                      5        979,178.00         0.74
600 - 609                                      8      1,552,865.00         1.18
610 - 619                                      9      1,752,430.00         1.33
620 - 629                                     10      2,575,658.00         1.95
630 - 639                                     26      7,122,248.00         5.39
640 - 649                                     30      7,096,095.00         5.37
650 - 659                                     25      6,514,347.00         4.93
660 - 669                                     41      9,009,764.00         6.82
670 - 679                                     24      8,247,965.00         6.25
680 - 689                                     26      7,782,845.00         5.89
690 - 699                                     31      6,886,410.00         5.21
700 - 709                                     32      7,889,309.00         5.97
710 - 719                                     24      7,372,600.00         5.58
720 - 729                                     36     12,168,028.00         9.21
730 - 739                                     17      4,794,156.00         3.63
740 - 749                                     24      7,334,325.00         5.55
750 - 759                                     29     10,944,166.00         8.29
760 - 769                                     20      7,317,846.00         5.54
770 - 779                                     14      4,446,939.00         3.37
780 - 789                                     17      4,676,050.00         3.54
790 - 799                                     13      2,959,476.00         2.24
800 - 809                                      5      1,318,231.00         1.00
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
Minimum: 542
Maximum: 807
Weighted Average: 704
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                        COUNT               UPB            %
--------------------------------------------------------------------------------
15.001% - 20.000%                              3       $269,367.00         0.20%
20.001% - 25.000%                              1        386,516.00         0.29
25.001% - 30.000%                              4      1,024,575.00         0.78
30.001% - 35.000%                              3      1,422,797.00         1.08
35.001% - 40.000%                              4        355,135.00         0.27
40.001% - 45.000%                              4        788,370.00         0.60
45.001% - 50.000%                              7      1,613,582.00         1.22
50.001% - 55.000%                             19      5,468,494.00         4.14
55.001% - 60.000%                             24      6,042,139.00         4.57
60.001% - 65.000%                             35     11,842,592.00         8.97
65.001% - 70.000%                             52     17,452,663.00        13.21
70.001% - 75.000%                             52     18,999,943.00        14.39
75.001% - 80.000%                            159     44,733,161.00        33.87
80.001% - 85.000%                              1        424,191.00         0.32
85.001% - 90.000%                             23      8,663,592.00         6.56
90.001% - 95.000%                             11      2,205,166.00         1.67
95.001% - 100.000%                            71     10,380,570.00         7.86
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
Minimum: 16.67%
Maximum: 100.00%
Weighted Average: 73.97%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio               COUNT               UPB            %
--------------------------------------------------------------------------------
15.001% - 20.000%                              2       $249,448.00         0.19%
20.001% - 25.000%                              1        386,516.00         0.29
25.001% - 30.000%                              4      1,024,575.00         0.78
30.001% - 35.000%                              3      1,422,797.00         1.08
35.001% - 40.000%                              4        355,135.00         0.27
40.001% - 45.000%                              4        788,370.00         0.60
45.001% - 50.000%                              7      1,613,582.00         1.22
50.001% - 55.000%                             18      4,868,494.00         3.69
55.001% - 60.000%                             24      6,042,139.00         4.57
60.001% - 65.000%                             30      8,456,794.00         6.40
65.001% - 70.000%                             49     15,463,075.00        11.71
70.001% - 75.000%                             50     17,409,453.00        13.18
75.001% - 80.000%                            143     41,228,759.00        31.22
80.001% - 85.000%                              4      2,813,475.00         2.13
85.001% - 90.000%                             37     14,031,938.00        10.62
90.001% - 95.000%                             17      3,841,580.00         2.91
95.001% - 100.000%                            76     12,076,724.00         9.14
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
Minimum: 17.86%
Maximum: 100.00%
Weighted Average: 75.58%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Sep 3, 2004 08:47              Page 2  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; No PIF's; (less FHA/VA); '; AF30; '; '; mid
================================================================================


--------------------------------------------------------------------------------
DTI                                        COUNT               UPB            %
--------------------------------------------------------------------------------
<= 0.000%                                    249    $65,651,361.00        49.71%
11.001% - 16.000%                              3        767,798.00         0.58
16.001% - 21.000%                              7      1,965,850.00         1.49
21.001% - 26.000%                              9      3,174,491.00         2.40
26.001% - 31.000%                             30      7,790,134.00         5.90
31.001% - 36.000%                             43     13,468,329.00        10.20
36.001% - 41.000%                             48     15,166,797.00        11.48
41.001% - 46.000%                             35     12,007,482.00         9.09
46.001% - 51.000%                             19      4,903,475.00         3.71
51.001% - 56.000%                             16      3,821,534.00         2.89
56.001% - 61.000%                              7      1,303,937.00         0.99
61.001% - 66.000%                              5      1,393,422.00         1.06
66.001% - 71.000%                              1        238,417.00         0.18
81.001% - 86.000%                              1        419,828.00         0.32
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 85.542%
Weighted Average: 38.653%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                   COUNT               UPB            %
--------------------------------------------------------------------------------
California                                   112    $41,760,202.00        31.62%
New York                                      55     20,185,307.00        15.28
Virginia                                      23      6,919,721.00         5.24
Florida                                       33      5,762,082.00         4.36
Maryland                                      11      4,323,792.00         3.27
New Jersey                                    16      4,311,909.00         3.26
Massachusetts                                 12      4,267,001.00         3.23
Colorado                                      16      4,027,355.00         3.05
Minnesota                                     17      3,551,095.00         2.69
Georgia                                        9      3,308,622.00         2.51
Pennsylvania                                  18      2,992,840.00         2.27
Washington                                    14      2,987,001.00         2.26
Arizona                                       10      2,324,762.00         1.76
Missouri                                       7      1,967,019.00         1.49
Oregon                                         8      1,941,470.00         1.47
Montana                                        6      1,646,702.00         1.25
Wisconsin                                      5      1,490,906.00         1.13
Ohio                                           8      1,443,561.00         1.09
Connecticut                                    6      1,431,410.00         1.08
Texas                                         11      1,406,792.00         1.07
Nevada                                         4      1,350,372.00         1.02
Hawaii                                         3      1,126,685.00         0.85
District Of Columbia                           3        914,776.00         0.69
North Carolina                                 6        901,879.00         0.68
Illinois                                       3        887,041.00         0.67
Kentucky                                       4        811,767.00         0.61
Arkansas                                       8        764,413.00         0.58
Utah                                           5        696,220.00         0.53
South Carolina                                 2        649,155.00         0.49
Louisiana                                      2        583,289.00         0.44
New Hampshire                                  3        581,910.00         0.44
Indiana                                        4        557,767.00         0.42
Michigan                                       3        539,634.00         0.41
Idaho                                          3        463,608.00         0.35
Kansas                                         2        414,117.00         0.31
Maine                                          2        403,542.00         0.31
New Mexico                                     1        377,227.00         0.29
Alabama                                        3        293,131.00         0.22
Rhode Island                                   2        273,948.00         0.21
Wyoming                                        2        271,321.00         0.21
Tennessee                                      2        254,274.00         0.19
West Virginia                                  2        252,940.00         0.19
Iowa                                           2        195,259.00         0.15
Oklahoma                                       2        163,174.00         0.12
Delaware                                       1        149,851.00         0.11
Mississippi                                    1         86,228.00         0.07
Nebraska                                       1         59,778.00         0.05
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                             COUNT               UPB            %
--------------------------------------------------------------------------------
States Not CA                                361    $90,312,653.00        68.38%
South CA                                      75     27,901,704.00        21.13
North CA                                      37     13,858,498.00        10.49
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Sep 3, 2004 08:47              Page 3  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; No PIF's; (less FHA/VA); '; AF30; '; '; mid
================================================================================


--------------------------------------------------------------------------------
Zip Code Concentration                     COUNT               UPB            %
--------------------------------------------------------------------------------
92649                                          3     $2,271,032.00         1.72%
10002                                          2      1,888,248.00         1.43
90068                                          1      1,516,694.00         1.15
92067                                          1      1,495,810.00         1.13
11235                                          1      1,394,515.00         1.06
Other                                        465    123,506,555.00        93.51
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                               COUNT               UPB            %
--------------------------------------------------------------------------------
Purchase                                     253    $64,461,392.00        48.81%
Cash Out Refi                                154     45,291,975.00        34.29
Rate & Term Refi                              66     22,319,489.00        16.90
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                          COUNT               UPB            %
--------------------------------------------------------------------------------
No                                           319    $86,780,880.00        65.71%
Yes                                          154     45,291,975.00        34.29
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTCALCTYPE                                COUNT               UPB            %
--------------------------------------------------------------------------------
Interest In Arrears                          451   $122,094,618.00        92.44%
Interest Only                                 22      9,978,238.00         7.56
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                              COUNT               UPB            %
--------------------------------------------------------------------------------
No Doc                                       142    $32,573,353.00        24.66%
Stated Doc                                    87     29,328,485.00        22.21
Stated Income Full Asset                      68     22,789,911.00        17.26
Full                                          53     21,277,662.00        16.11
No Ratio                                      34      9,977,319.00         7.55
Full Doc DU/LP                                67      9,431,127.00         7.14
Alternate                                      6      2,693,357.00         2.04
No Income Verified                             4      1,422,580.00         1.08
Express                                        2        603,268.00         0.46
Limited Income Full Asset                      1        434,000.00         0.33
Reduced                                        3        431,855.00         0.33
Employment Verification Only                   2        422,869.00         0.32
No Income No Asset                             2        380,144.00         0.29
Asset Only                                     1        169,600.00         0.13
Income Only                                    1        137,325.00         0.10
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                              COUNT               UPB            %
--------------------------------------------------------------------------------
Single Family                                371   $104,658,510.00        79.24%
Two Family                                    23      7,570,515.00         5.73
Low Rise Condo (2-4 floors)                   22      5,784,849.00         4.38
Pud                                           16      3,709,702.00         2.81
Condomimium                                   13      2,354,041.00         1.78
Coop                                          10      1,917,098.00         1.45
Three Family                                   4      1,906,179.00         1.44
High Rise Condo (gt 8 floors)                  5      1,877,246.00         1.42
Multifamily > 4 units                          1        638,997.00         0.48
Pud Attached                                   3        581,565.00         0.44
Four Family                                    2        506,602.00         0.38
Pud Detached                                   1        335,000.00         0.25
Single Family Attached                         2        232,552.00         0.18
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                  COUNT               UPB            %
--------------------------------------------------------------------------------
Owner Occupied                               444   $122,711,386.00        92.91%
Second Home                                   23      5,933,979.00         4.49
Investor Occupied                              6      3,427,491.00         2.60
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                COUNT               UPB            %
--------------------------------------------------------------------------------
0.000                                        235    $68,032,074.00        51.51%
12.000                                         2      2,227,781.00         1.69
24.000                                       203     51,423,598.00        38.94
36.000                                        18      4,753,309.00         3.60
60.000                                        15      5,636,093.00         4.27
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
wa Term: 13.403
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                               COUNT               UPB            %
--------------------------------------------------------------------------------
Not a Balloon Loan                           470   $130,854,524.00        99.08%
                                               3      1,218,331.00         0.92
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                              COUNT               UPB            %
--------------------------------------------------------------------------------
1                                            473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                              COUNT               UPB            %
--------------------------------------------------------------------------------
Amerin                                        11     $4,654,662.00         3.52%
GEMICO                                        13      2,464,701.00         1.87
MGIC                                           2        286,131.00         0.22
PMI Mortgage Insurance                        14      4,563,291.00         3.46
Republic Mortgage Insurance                    1        164,280.00         0.12
Triad Guaranty Insurance Co.                   2        666,777.00         0.50
United Guaranty                               63      8,873,677.00         6.72
LTV <=80                                     367    110,399,336.00        83.59
--------------------------------------------------------------------------------
Total:                                       473   $132,072,855.00       100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Sep 3, 2004 08:47              Page 4  of  4